UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 3, 2005
Dex Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32249 (Commission File Number)	14-1855759 (IRS Employer Identification No.)

198 Inverness Drive West, Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)
(303) 784-2900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
The Merger Agreement
     On October 3, 2005, Dex Media, Inc. (the “Company”), R.H. Donnelley Corporation, (“RHD”) and a wholly owned subsidiary of RHD (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for the merger of the Company into Merger Sub, following the satisfaction of the conditions set forth in the Merger Agreement (the “Merger”), with Merger Sub as the surviving corporation, to be renamed Dex Media, Inc. immediately following the Merger. In the Merger, each issued and outstanding share of common stock of the Company will be converted into the right to receive $12.30 in cash and the right to receive 0.24154 shares of RHD’s common stock. RHD will assume the Company’s outstanding indebtedness as a result of the Merger.
     Upon completion of the Merger, the current stockholders of RHD and the current stockholders of the Company are expected to own approximately 47% and 53% of RHD’s shares of common stock, respectively. Completion of the Merger is subject to customary closing conditions, including antitrust clearance and the approval of the stockholders of RHD and the Company. The Merger is presently expected to be completed in the first quarter of 2006.
     Carlyle Partners III, L.P., CP III Coinvestment, L.P., Carlyle High Yield Partners, L.P., Carlyle-Dex Partners L.P. and Carlyle-Dex Partners II, L.P. (collectively, “Carlyle”) and Welsh, Carson, Anderson & Stowe IX, L.P., WD GP Associates LLC and WD Investors LLC (collectively, “Welsh Carson”), who collectively own 52% of the Company, have entered into support agreements pursuant to which they have agreed to vote specified portions of their voting securities in favor of and otherwise support the Merger. Certain investment partnerships affiliated with The Goldman Sachs Group, Inc. (the “GS Funds”) have also agreed to vote all of their RHD shares and otherwise support the Merger.
     The Merger Agreement contemplates that, following the Merger, RHD’s most senior executives currently will continue to serve in the following capacities: David C. Swanson will be RHD’s Chief Executive Officer, Peter J. McDonald will be its Chief Operating Officer and Steven M. Blondy will be its Chief Financial Officer. George Burnett, the current Chief Executive Officer of the Company, will serve as Chairman of RHD’s Board of Directors (the “RHD Board”). Immediately following the closing, the RHD Board will consist of 13 members, seven of which will be individuals who are currently members of the RHD Board and six of which will be individuals who are currently members of the Company’s Board of Directors. Mr. Swanson will remain on the RHD Board (albeit surrendering the Chairman’s role), Mr. Burnett will join the RHD Board as Chairman and one designee of Carlyle and one designee of Welsh Carson will join the RHD Board. In addition, immediately following the Merger, the three current independent members of the Company’s Board of Directors will join the RHD Board and six of the present (of the nine remaining) other members of the RHD Board will remain on the RHD Board, at least five of whom will be independent under the New York Stock Exchange rules. The presiding independent director of the RHD Board following the Merger shall be chosen from among the present members of the RHD Board.
     Following the Merger, a majority of the RHD Board and all members of each Committee of the RHD Board will be independent under the New York Stock Exchange rules and not affiliated with Carlyle or Welsh Carson.

     The Merger Agreement includes customary non-solicitation covenants from RHD and the Company, and the Merger Agreement may be terminated by either company in order to accept a superior proposal. A termination fee is payable by each party in specified circumstances.
Safe Harbor for Forward-Looking and Cautionary Statements
This document contains “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. These include certain statements about the merger with RHD, our capital resources, performance and results of operations. In addition, all statements regarding anticipated growth in our revenue, anticipated market conditions and future financial and operating results are forward-looking. To identify these statements look for words like “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” and similar words or phrases. Discussions of strategy, plans or intentions often contain forward-looking statements. Forward-looking statements necessarily depend on assumptions, data or methods that may be incorrect or imprecise and are subject to risks and uncertainties. These include risks related to the inability to obtain, or meet conditions imposed for governmental and other approvals of the proposed merger, including approval by stockholders of both companies; the risk that the Dex and RHD businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; and the risk that the combined company may not continue to realize anticipated benefits from its cost saving measures.
Events, among others, that could cause actual results and future actions to differ materially from those described in forward-looking statements include: (1) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (2) the failure of RHD and Dex stockholders to approve the merger; (3) the risk that the businesses will not be integrated successfully; (4) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer to realize than expected; (5) disruption from the merger making it more difficult to maintain relationships with customers, employees or suppliers; and (6) general economic conditions and consumer sentiment in our markets. Additional factors that could cause RHD’s and Dex’s results to differ materially from those described in the forward-looking statements are described in detail in the Management’s Discussion and Analysis of Financial Condition and Results of Operations in RHD’s and Dex’s Annual Reports on Form 10-K for the year ended December 31, 2004, as well as RHD’s and Dex’s other periodic filings with the SEC that are available on the SEC’s internet site (http://www.sec.gov). We caution investors that forward-looking statements reflect our analysis only on their stated date. We disclaim any intent or obligation to update them except as required by law.
Additional Information and Where to Find It
In connection with the proposed transaction, RHD will file a registration statement and both companies will file a joint proxy statement and other relevant documents with the Securities and Exchange Commission (the “SEC”). DEX URGES INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT AND SUCH OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEX, RHD AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the registration statement and joint proxy statement (when available) as well as other filed documents containing information about Dex and RHD at http://www.sec.gov, the SEC’s website. Free copies of Dex’s SEC filings may also be obtained at http://www.dexmedia.com, and free copies of RHD’s SEC filings may be obtained from RHD’s website at http://www.rhd.com.

Participants in the Solicitation
Dex, RHD and their respective executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from Dex’s or RHD’s stockholders with respect to the proposed transaction. A description of the interests of the directors and executive officers of Dex is set forth in Dex’s proxy statement for its 2005 annual meeting, which was filed with the SEC on April 20, 2005. A description of the interests of the directors and executive officers of RHD is set forth in RHD’s proxy statement for its 2005 annual meeting, which was filed with the SEC on March 21, 2005. Investors may obtain additional information regarding the interests of such potential participants by reading the proxy statement and prospectus regarding the proposed transaction when they become available.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 3, 2005, by and among Dex Media, Inc., R.H. Donnelley Corporation and Forward Acquisition Corp.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEX MEDIA, INC.
Date: October 6, 2005	By:	/s/ FRANK M. EICHLER
		Name:	Frank M. Eichler
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 3, 2005, by and among Dex Media, Inc., R.H. Donnelley Corporation and Forward Acquisition Corp.